UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Copies of the Company’s press releases related to the announcement of the launch and pricing of the Offering as described under Item 8.01 are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On August 10, 2026, Intel Corporation (“Intel” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as the representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 210,526,315 shares of common stock, $0.001 par value (“Common Stock”), at a price of $95.00 per share (such offering, the “Offering”).

Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 31,578,947 shares of Common Stock. On August 11, 2026, the Underwriters exercised the option in full.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A validity opinion issued by the Company’s counsel with respect to the Common Stock sold in the Offering is filed as Exhibit 5.1 hereto.

The Offering was made pursuant to a shelf registration statement on Form S-3 initially filed with the Securities and Exchange Commission on August 10, 2026 (Registration No. 333-298165) (the “Shelf Registration Statement”), a base prospectus, dated August 10, 2026, included as part of the Shelf Registration Statement and a prospectus supplement, dated August 10, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed or furnished, as applicable, as part of this Report.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 10, 2026, among Intel and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

99.1	Launch Press Release issued by Intel Corporation dated August 10, 2026

99.2	Pricing Press Release issued by Intel Corporation dated August 10, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: August 12, 2026

/s/ David Zinsner
David Zinsner
Executive Vice President and Chief Financial Officer